UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

                                    FORM 8-K

                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported):   November 14, 2000
                                                    -----------------


                             WKI Holding Company, Inc.
                             -------------------------
              (Exact name of registrant as specified in its charter)




            Delaware                 333-57099            16-1403318
  -----------------------------    ---------------      ----------------
 (State or other jurisdiction of  (Commission file     (IRS Employer
      of  incorporation)              number)         Identification  No.)


     One Pyrex Place, Elmira, New York                    14902-1555
     --------------------------------------               ----------
     (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:     607-377-8000
                                                        ------------


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ITEM  5.  OTHER  EVENTS
--------  -------------

WKI Holding Company, Inc. is issuing a press release to announce its quarterly conference call with bondholders to review financial results for the three and nine months ended October 1, 2000.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, WKI Holding Company, Inc. (the "Company" or "WKI") is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those contained in forward-looking statements of the Company made by or on behalf of the Company.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS
--------  ------------------------------------

(c)     The  following  are  filed  as  Exhibits  to  this  report

        Exhibit  No.      Description  of  Exhibit

        99.1              Press  Release  to  announce  quarterly
                          conference  call  with  bondholders.

        99.2 Cautionary statement for purposes of the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995.


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                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        WKI  Holding  Company,  Inc.



Date:  November 13, 2000                        /s/  William  H.  Carter
                                                -------------------------------
                                                William  H.  Carter
                                                Interim Chief Financial Officer


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